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                                                                    Exhibit 10.5

                        [SAVIA, S.A. DE C.V. LETTERHEAD]


                                            June 21, 1999


Mr. Alejandro Rodriguez Graue
Seminis, Inc.
1905 Lirio Avenue
Saticoy, California 93004



Dear Mr. Rodriguez:

                  Savia, S.A. de C.V. ("Savia") has entered into agreements with third parties (the "Third Party Agreements") whereby Savia under specified terms is granted the use to certain technology, intellectual property and know-how relating to the agrobiotechnology business (the "Third Party Technology").

                  In signing these agreements it had and it is always been the intention of Savia to provide to its direct and indirect subsidiaries operating in that business, access to the Third Party Technology to the extent permitted under such Third Party Agreements.

                                     Very truly yours,

                                     SAVIA, S.A. de C.V.


                                     By:  ____________________
                                          Name:
                                          Title:


ACKNOWLEDGED AND AGREED

SEMINIS, INC.


By:  ____________________
     Name:
     Title: